CONTACT:                                                 FOR IMMEDIATE RELEASE
UTEK Corporation
Diane Mueller
813-754-4330, Ext 233
dmueller@utekcorp.com

        UTEK ANNOUNCES FINANCIAL RESULTS FOR QUARTER ENDED JUNE 30, 2003
                - QUARTERLY NET INCREASE IN NET ASSETS OF $0.20
                               PER SHARE REPORTED

PLANT CITY, FLA - AUGUST 11, 2003 -- UTEK Corporation ("UTEK") (AMEX: UTK) today announced second quarter 2003 results.

QUARTER ENDED JUNE 30, 2003 FINANCIAL RESULTS


For the quarter ended June 30, 2003, income from operations (revenue) was $606,635, as compared to $1,957,260 for the quarter ended June 30, 2002.


The net increase (decrease) in net assets from operations (including net income from operations and realized and unrealized gains and losses on investments) was an increase of $864,833 or $.20 per diluted common share outstanding for the quarter ended June 30, 2003, as compared to a decrease of $1,045,998 or $(.27) per diluted common share outstanding for the quarter ended June 30, 2002. Approximately 63% and 92% of our income from operations (revenue) was received in the form of unregistered shares of common stock for the quarters ended June 30, 2003 and 2002, respectively. Diluted weighted average shares outstanding were 4,259,058 and 3,918,969 for the quarters ended June 30, 2003 and 2002, respectively.

Net asset value per common share outstanding decreased to $1.25 at June 30, 2003, from $1.87 at December 31, 2002 a decrease of 33%.

UTEK creates value for universities and laboratory research centers by finding, acquiring and transferring intellectual capital to commercial partners. Technology firms benefit from having the opportunity to commercialize new technologies developed outside their organizations by universities, medical centers and federal research laboratories.

The following tables contain comparative selected financial data as of June 30, 2003 and December 31, 2002 and for the three and six-month periods ended June 30, 2003 and 2002, respectively:


FINANCIAL POSITION INFORMATION



                                                       June 30                                PERCENTAGE
                                                     (Unaudited)            December 31       INCREASE
                                                         2003                  2002          (DECREASE)
                                                     -----------           -----------       -----------
Total investments                                     $3,972,153            $6,208,090          (36)%
Total assets                                          $6,650,325            $7,863,140          (15)
Total net assets                                      $5,316,180            $7,346,057          (28)
Common shares outstanding                              4,255,672             3,925,672            8
Net asset value per share                             $     1.25            $     1.87          (33)

OPERATING INFORMATION                                    THREE MONTHS ENDED JUNE 30                SIX MONTHS ENDED JUNE 30
                                                           2003               2002                  2003               2002
                                                       -----------         -----------         -----------         -----------
                                                       (Unaudited)         (Unaudited)         (Unaudited)         (Unaudited)
INCOME FROM OPERATIONS:
Sale of technology rights                              $   300,000         $ 1,623,104         $   562,857         $ 1,623,104
Consulting fees                                            304,729             310,477             544,552             574,413
Investment income, net                                       1,906              23,679               3,497              29,697
                                                       -----------         -----------         -----------         -----------
                                                           606,635           1,957,260           1,110,906           2,227,214
                                                       -----------         -----------         -----------         -----------

EXPENSES:
Salaries and wages                                         164,104             208,013             341,416             418,977
Professional fees                                          122,149             154,519             383,010             311,761
Sales and marketing                                         97,102             344,463             188,566             440,143
General and administrative                                 316,554             425,505             602,265             653,525
                                                       -----------         -----------         -----------         -----------
                                                           699,909           1,132,500           1,515,257           1,824,406
                                                       -----------         -----------         -----------         -----------
Income (loss) before income taxes                          (93,274)            824,760            (404,351)            402,808
Provision for income taxes (benefit)                       (79,975)            307,110             212,422             156,208
                                                       -----------         -----------         -----------         -----------

NET INCOME (LOSS) FROM OPERATIONS                          (13,299)            517,650            (616,773)            246,600

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investment, net of income
tax benefit of $4,180 and $105,849 for the
three and six months ended June 30, 2003,
respectively, and $44,973 and $61,854 for the
three and six months ended June 30, 2002,
respectively                                                (6,929)            (74,540)           (175,440)           (102,519)
Change in unrealized appreciation
(depreciation) of non-controlled affiliate
investments, net of deferred income tax expense
(benefit) of $357,809 and $(361,327) for the
three and six months ended June 30, 2003,
respectively, and $(898,428) and $(1,027,438)
for the three and six months ended June 30,
2002, respectively                                         885,061          (1,489,108)         (2,134,394)         (1,702,931)
Net increase (decrease) in net assets from
operations                                             $   864,833         $(1,045,998)        $(2,926,607)        $(1,558,850)
                                                       ===========         ===========         ===========         ===========

About UTEK Corporation


UTEK(R) is an innovative technology transfer company dedicated to building bridges between university-developed technologies and commercial organizations. UTEK, along with its TechEx on-line and PAX European divisions, identifies and transfers new technologies from universities and research centers to the marketplace. UTEK is a business development company providing research-outsourcing services to commercial enterprises and technology-transfer services to research institutions.


UTEK's operating results could fluctuate significantly due to a number of factors. These factors include the small number of transactions that are completed each quarter, the value of individual transactions, the timing of the recognition and the magnitude of unrealized gains and losses, the Company's dependence on the performance of companies in our portfolio, the possibility that advances in technology could render the technologies it has transferred obsolete, the loss of technology licenses by companies in our portfolio, the degree to which we encounter competition in our markets, the volatility of the stock market and the volatility of the valuations of the companies we have invested in as it relates to our realized and unrealized gains and losses, the concentration of investments in a small number of companies, as well as other general economic conditions. As a result of these factors, current results may not be indicative of UTEK's future performance. For more information on the Company and for a more complete list of risk factors, please refer to UTEK's filings with the Securities and Exchange Commission.


Certain matters discussed in this press release are "forward-looking statements". These forward-looking statements can generally be identified as such because the context of the statement will include words such as UTEK "expects," "anticipates" or words of similar import. Similarly, statements that describe UTEK's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of UTEK and market valuations of its stock, which could cause actual results to differ materially from those currently anticipated. Although UTEK believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, UTEK can give no assurance that its expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. The factors identified above are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Forward-looking statements made herein are only made as of the date of this press release and UTEK undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


                                     Page 2